SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 17, 2017

WINTHROP REALTY LIQUIDATING TRUST

(Exact Name of Registrant as Specified in Its Charter)

Ohio
(State or Other Jurisdiction of Incorporation)

001-06249		34-6513657
(Commission File Number)		(I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts		02114
(Address of Principal Executive Offices)		(Zip Code)

(617) 570-4614
(Registrant's Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This current report on Form 8-K/A (the "Amendment") amends the current report on Form 8-K filed by Winthrop Realty Liquidating Trust (the "Trust") with the U.S. Securities and Exchange Commission on August 21, 2017 (the "Original Form 8-K"). The sole purpose of this Amendment is to delete the statement regarding the recognition of gain or loss on the disclosed sales. No other changes have been made to the Original Form 8-K.

Item 8.01.	Other Events

On August 16, 2017, the Trust’s trustees approved a liquidating distribution of $.60 per common beneficial interest in the Trust payable in cash on August 29, 2017.

On August 17, 2016, the Trust issued a press release announcing the distribution described above and the sale of the Trust’s Lisle, Illinois and Oklahoma City, Oklahoma properties. A copy of the Press Release is furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated August 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of August, 2017.

WINTHROP REALTY LIQUIDATING TRUST

By:	/s/ Michael L. Ashner
Michael L. Ashner
Trustee